MBIA

CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:

TBW Mortgage-Backed Trust 2006-6

Policy No. 490230

Mortgage Pass-Through Certificates, Series 2006-6

Class A-4 Certificates

MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Wells Fargo Bank, National Association, or its successors, as trust administrator (the "Trust Administrator"), on behalf of U.S. Bank National Association, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trust Administrator to each Owner of each Owner's applicable share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trust Administrator, whether or not such funds are properly applied by the Trust Administrator. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC, the Trustee or the Trust Administrator for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy will not provide credit enhancement for any Class of Certificates other than the Class A-4 Certificates.

The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as fiscal agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trust Administrator and the Trust Administrator may submit an amended Notice.

Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trust Administrator on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trust Administrator for the payment of such Insured Payment and legally available therefor.

The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

As used herein, the following terms shall have the following meanings:

"Agreement" means the Pooling and Servicing Agreement dated as of December 1, 2006 among Mortgage Asset Securitization Transactions, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Trust Administrator, UBS Real Estate Securities Inc., as Transferor, and U.S. Bank National Association, as Trustee, without regard to any amendment or supplement thereto.

"Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trust Administrator under the Agreement is located are authorized or obligated by law or executive order to close.

"Class A-4 Available Funds" means, with respect to any Distribution Date, funds allocated from Available Funds pursuant to the Agreement to make distributions on the Obligations on such Distribution date, including without limitation amounts on deposit in the Distribution Account.

"Deficiency Amount" means, with respect to any Distribution Date, the excess, if any, of Required Distributions for such Distribution Date over Class A-4 Available Funds.

"Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

"Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trust Administrator specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

"Owner" means each Certificateholder (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

"Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

"Required Distributions" means (a) with respect to any Distribution Date, the sum of (x) the amount of interest that has accrued on the Obligations at the applicable Pass-Through Rate during the applicable Accrual Period with respect to the Obligations, net of any Prepayment Interest Shortfalls and any Relief Act Reductions and (y) if such Distribution Date is not the Last Scheduled Distribution Date, at the election of the Insurer in its sole discretion, each of the Obligations' pro rata share (based upon the Class Principal Balance of each such Class of Certificates) of the amount, if any, by which the aggregate Class Principal Balance of the Senior Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans and (b) on the Last Scheduled Distribution Date, the aggregate Class Principal Balance of the Obligations (after giving effect to all distributions to be made on such Distribution Date). Required Distributions do not include any Net Rate Carryover.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trust Administrator.

The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services, or such other address as the Fiscal Agent shall specify to the Trust Administrator in writing.

This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

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IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 21st day of December, 2006.

MBIA INSURANCE CORPORATION

By___________________________

     President

Attest:

By___________________________

     Assistant Secretary

EXHIBIT A

TO CERTIFICATE GUARANTY INSURANCE POLICY
NUMBER: 490230

NOTICE UNDER CERTIFICATE GUARANTY
INSURANCE POLICY NUMBER: 490230

U.S. Bank Trust National Association, as Fiscal Agent for MBIA Insurance Corporation

100 Wall Street, Suite 1600

New York, NY 10005

Attention: Corporate Trust Services

MBIA Insurance Corporation

113 King Street

Armonk, NY 10504

The undersigned, a duly authorized officer of [NAME OF TRUST ADMINISTRATOR), as trust administrator (the "Trust Administrator"), on behalf of the Trustee referred to herein, hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 490230 (the "Policy") issued by the Insurer in respect of the TBW Mortgage-Backed Trust 2006-6 Mortgage Pass-Through Certificates, Series 2006-6, Class A-4 Certificates (the "Obligations"), that:

(a)

the Trust Administrator is the trust administrator under the Pooling and Servicing Agreement dated as of December 1, 2006 among Mortgage Asset Securitization Transactions, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Trust Administrator, UBS Real Estate Securities Inc., as Transferor, and U.S. Bank National Association, as Trustee for the Owners;

(b)

the Class A-4 Available Funds for the Distribution Date occurring on

_____________ (the "Applicable Distribution Date") is $_____________;

(c)

the Required Distributions for the Applicable Distribution Date is

$_____________;

(d)

the excess, if any, of Required Distributions over Class A-4 Available

Funds for the Applicable Distribution Date is $_____________ (the "Deficiency Amount");

(e)

the amount of any previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $_____________ (the "Preference Amount");

(f)

the total Insured Payment due is $_____________, which amount equals the sum of the Deficiency Amount and the Preference Amount; and

(g)

the Trust Administrator directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUST ADMINISTRATOR'S ACCOUNT NUMBER].

Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

IN WITNESS WHEREOF, the Trust Administrator has executed and delivered this Notice under the Policy as of the [_____________] day of [_____________], [_____].

[NAME OF TRUST ADMINISTRATOR], as Trust Administrator

By

______________________________

Title______________________________